STEIN ROE MUTUAL FUNDS

ANNUAL REPORT
SEPTEMBER 30, 2000

PHOTO OF: HANDS HOLDING PLANT.

STEIN ROE EQUITY FUNDS
GROWTH FUNDS
           DISCIPLINED STOCK FUND


LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(R)

Contents
--------------------------------------------------------------------------------
From the President................................................   1
   Stephen Gibson's thoughts on the markets and investing

Performance Summary...............................................   3

Questions & Answers
   Interview with the portfolio managers and
   a summary of investment activity...............................   4

Fund Highlights...................................................   7

Portfolio of Investments..........................................   8
   A complete list of investments with market values

Financial Statements..............................................   12
   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   18

Financial Highlights..............................................   22
   Selected per-share data and ratios

Report of Independent
Accountants.......................................................   24





                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------
To Our Shareholders
I am pleased to present the fiscal-year 2000 annual report for Stein Roe Disciplined Stock Fund. During what proved to be a fickle year in the U.S. equity markets, the Fund's portfolio manager successfully repositioned the Fund into the mid-cap value territory.
   The 12 months ended September 30, 2000 began with an exuberant stock market. Between September 1999 and March 2000, investor enthusiasm for a narrow group of technology and telecommunications stocks pushed the markets to ever-higher levels.
   The situation changed quickly after mid-March, as investors became concerned about exceptionally high valuations of these stocks, a growing inflation threat and higher interest rates. This triggered a rapid selloff in the high-flying technology sector. Investors turned instead to companies that offered more reasonable prices and solid fundamental characteristics--in other words, value stocks. Of particular interest to investors in Disciplined Stock Fund, the biggest gains were chalked up by the mid-cap value group.
   This rotation in market leaders
is a fresh reminder that any well-balanced portfolio should be diversified by market capitalization, sector and investment style. Historically, growth and value stocks have taken turns leading the market. A well-conceived investment strategy that includes both may go a long way in pursuit of long-term goals while controlling risk.
   In the following report from portfolio managers Daniel Cantor and Jeffrey Kinzel you will find detailed information about the Fund, how it has been repositioned since mid-1999 and what factors drove its performance in the past 12 months. Please read the report carefully and visit us on the Internet at www.steinroe.com for more information.

Photo of: Stephen E. Gibson
Stephen E. Gibson
                                       1

From the President Continued
--------------------------------------------------------------------------------
   As always, we thank you for choosing the Stein Roe Funds and for the opportunity to serve your investment needs.

   Sincerely,


   /s/ Stephen E. Gibson
   Stephen E. Gibson
   President
   November 20, 2000

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.


  Recently, there have been a number of developments that significantly impact the Fund. The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the Liberty Select Value Fund. This proposal will be submitted to the shareholders of the Fund. If shareholders of the Fund approve the proposal, all of the assets of the Fund will be transferred to Liberty Select Value Fund and shareholders of the Fund will receive shares of Liberty Select Value in exchange for their shares. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 27, 2000. If approved, the reorganization is expected to take place in January 2001.

Performance Summary
--------------------------------------------------------------------------------
                          Average Annual Total Returns
                         Period Ended September 30, 2000

                                                       ONE       FIVE       TEN
                                                      YEAR       YEARS     YEARS
--------------------------------------------------------------------------------
Disciplined Stock Fund                               15.38       10.79     13.60
Morningstar Mid-Cap Blend
   Category Average                                  24.45       15.10     16.67
--------------------------------------------------------------------------------


Investment Comparisons
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT September 30, 1990 to September 30, 2000
--------------------------------------------------------------------------------
Stein Roe Disciplined Stock Fund

LINE CHART:
                Stein Roe                                       Morningstar
                Disciplined             S&P MidCap              Mid-Cap Blend
                Stock Fund              400 Index               Category Average
9/30/90         10000                   10000                   10000
9/30/91         13217.2                 15032.2                 13592.4
9/30/92         14403                   16903.2                 15033.5
9/30/93         18342.2                 20964.9                 18876.7
9/30/94         18713.2                 21302.6                 19836.9
9/30/95         21445                   26791.6                 23889.7
9/30/96         25278                   30541.7                 27624
9/30/97         33791.8                 42482.3                 38345.7
9/30/98         27318.6                 39802.6                 33315.3
9/30/99         31018.2                 49951.9                 39275.8
9/30/00         35794                   71541                   50644

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. The above illustration assumes a $10,000 investment made on September 30, 1990, and reinvestment of income and capital gains distributions. The S&P MidCap 400 Index is an unmanaged group of mid-cap stocks that differs from the composition of the Fund; it is not available for direct investment.

The Fund's return is also compared to the average return of the funds included in the Morningstar Midcap Blend Category (Morningstar Average). This Morningstar Average is composed of funds with similar investment styles as measured by their underlying portfolio holdings. Morningstar does not warrant their information to be accurate, correct, complete, or timely. They shall not be responsible for investment decisions, damages, or other losses resulting from use of the averages. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Sales charges are not reflected in the Morningstar averages.

Questions & Answers
--------------------------------------------------------------------------------
An interview with Daniel Cantor and Jeffrey Kinzel, Portfolio Managers of Disciplined Stock Fund and SR&F Disciplined Stock Portfolio


                                    Fund Data
   Investment Objective and Strategy:
   Stein Roe Disciplined Stock Fund seeks long-term growth from common stocks of mid capitalization companies. The Portfolio may also invest in companies that have large market capitalizations.

   Fund Inception:
   May 22, 1968

   Net Assets:
   $488.7 million

Q: HOW DID THE FUND PERFORM DURING THE PERIOD?
Stein Roe Disciplined Stock Fund generated a one-year total return of 15.38% through September 30, 2000. This is compared to a 43.22% one-year total return for its benchmark, the Standard & Poor's MidCap 400 Index.
   During the fourth quarter of 1999, when the S&P MidCap 400 experienced significant gains, we were intensively focused on rebuilding the Fund. Thus, the Fund was unable to participate in the exceptional returns generated that quarter. By early in 2000, we had exchanged the majority of the distressed, small-cap stocks that dominated the portfolio when the fiscal year began for stocks of fundamentally solid, undervalued companies with market capitalizations in the $2 billion to $10 billion range. Performance improved noticeably as we continued this process.

Q: HOW DID THE FUND'S PORTFOLIO CHANGE DURING THE COURSE OF THE YEAR?
At this juncture, the Fund is positioned squarely in mid-cap territory and invested in the best value stocks we can identify. Because we are bottom-up rather than thematic investors, there is no particular emphasis or focus to the combination of stocks. Each stock was selected for its inherent strengths, although the net result is an eclectic mix that covers many industries and sectors.

Photos of: Daniel Cantor and  Jeffrey Kinzel
Daniel Cantor   Jeffrey Kinzel
                                       4

Q&A Continued
--------------------------------------------------------------------------------
   The volatile market conditions afforded us plenty of opportunity to add value, since even within a single industry, there were both winners and losers. For instance, while most retail stocks suffered, our investment in discounter TJX Companies (1.8% of net assets) performed reasonably well.
   Other strong contributors to
performance included Biomet and Devry (2.9%, and 1.8%, respectively, of net assets). Warsaw, Indiana-based Biomet designs and manufactures orthopedic devices. Despite a significant R&D effort and superior products, the stock had been beaten down by a temporary slowdown in top-line growth and competitive concerns. Devry is known for its technical institutes and other private education alternatives to public universities. Burgeoning demand for personnel in the technology area has fueled enrollment growth, and the stock has done very well, nearly doubling in value in just a year.
   Another strong gainer was Cross Timbers Oil (3.0% of net assets), a company that explores for oil and natural gas in the Oklahoma and Texas region. The stock is highly dependent on the price of natural gas, so it advanced rapidly this spring when the price of gas neared $5 per thousand cubic feet. At that point, we began steadily selling our shares and reinvesting our profits elsewhere.
   As we mentioned earlier, the rally in value stocks did not treat all players equally, even those competing in the same industry. While TJX Companies forged ahead, the Fund's investment in Federated Department Stores (1.1% of net assets) lagged.
   At year-end, the upturn for value had yet to reach most of our cyclical stocks in areas like airlines and auto parts. Nonetheless, we held on to stocks like Continental Airlines (0.9% of net assets). One of the best-managed U.S. airlines, Continental has a young fleet of planes and competitive advantages in its route structure, which has allowed it to gain market share. In addition, the airline has coped well with rising fuel costs and consistently taken action to protect shareholder interests.
   The Fund's holding in Georgia Pacific (0.6% of net assets) has been disappointing. For all the company's positive points, its stock has not been able to withstand the dramatic downturn in prices for paper, lumber and other wood products. After skyrocketing in 1999, prices have fallen from what we knew were unrealistic and unsustainable levels, but the selloff has been more drastic than we anticipated.

Q&A Continued
--------------------------------------------------------------------------------

Q: WHAT IS YOUR OUTLOOK FOR THE FUTURE?
It is not our policy to predict the direction of equity markets. We are much better equipped to judge the upside potential of individual securities. However, based on that strength, there is one thing we feel confident about: the volatility in the market will continue to create opportunities for us to reshape the portfolio and add value through security selection.

Investing in medium-sized companies involves certain risks, including price fluctuations caused by economic and business developments.

Fund Highlights As of September 30, 2000
--------------------------------------------------------------------------------
                        Stein Roe Disciplined Stock Fund
                    TOP 10 EQUITY HOLDINGS (% OF NET ASSETS)
--------------------------------------------------------------------------------

Golden West Financial Corp       3.6      LittelFuse Inc                     3.0
Telephone & Data Systems         3.2      First Health Group Corp            2.9
Andrew Corp                      3.2      Biomet Inc                         2.9
Washington Mutual Inc            3.1      OM Group Inc                       2.8
Cross Timbers Oil Co             3.0      Stilwell Financial Inc             2.7


--------------------------------------------------------------------------------
                           EQUITY PORTFOLIO HIGHLIGHTS
                                                                          S&P
                                                                      MIDCAP 400
                                                       PORTFOLIO         INDEX
--------------------------------------------------------------------------------
Number of Holdings                                          59            400
Dollar Weighted Median
  Market Capitalization ($mil.)                           4617           3277


--------------------------------------------------------------------------------
PIE CHART:
                            ECONOMIC SECTOR BREAKDOWN

                              Portfolio               S&P 400 MidCap Index
Basic Materials                     13%                                 2%
Consumer Cyclical                   19                                 12
Consumer Noncyclical                17                                 14
Energy                               7                                 10
Financial                           15                                 12
Industrial                          11                                  7
Technology                          12                                 32
Utilities                            6                                 11


--------------------------------------------------------------------------------
PIE CHART:
                                ASSET ALLOCATION

                    As of September 30, 1999      As of September 30, 2000
Equities            90.5%                         90.1%
Cash Equivalents
and Other            9.5                           9.9

SR&F Disciplined Stock Portfolio
--------------------------------------------------------------------------------
September 30, 2000
(in thousands)
COMMON STOCKS - 90.1%                                       SHARES         VALUE
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY - 9.7%
   APPAREL RETAIL - 1.8%
   TJX Companies, Inc. ..............................          400       $ 9,000
                                                                        --------

   AUTO PARTS & EQUIPMENT - 3.4%
   Gentex Corp. (a)..................................          264         6,600
   Lear Corp. (a)....................................          157         3,228
   Superior Industries International, Inc. ..........          230         6,906
                                                                        --------
                                                                          16,734
                                                                        --------
   BROADCASTING & CABLE - 1.2%
   Clear Channel Communications, Inc. (a)............           30         1,695
   Comcast Corp. Special Class A.....................          100         4,094
                                                                        --------
                                                                           5,789
                                                                        --------
   DEPARTMENT STORES - 1.1%
   Federated Department Stores, Inc. (a).............          210         5,486
                                                                        --------

   FOOTWEAR - 0.8%
   Wolverine World Wide, Inc. .......................          411         3,827
                                                                        --------

   SPECIALTY STORES - 0.8%
   Borders Group, Inc. (a)...........................          290         4,042
                                                                        --------

   TIRES & RUBBER - 0.6%
   Cooper Tire & Rubber Co. .........................          280         2,817
                                                                        --------

CONSUMER STAPLES - 0.8%
   PERSONAL PRODUCTS
   Avon Products, Inc. ..............................          100         4,087
                                                                        --------

ENERGY - 5.1%
   INTEGRATED OIL & GAS - 1.0%
   Amerada Hess Corp. ...............................           70         4,686
                                                                        --------

   OIL & GAS EQUIPMENT & SERVICES - 1.1%
   Petroleum Geo-Services ADR (a)....................          322         5,561
                                                                        --------

   OIL & GAS EXPLORATION & PRODUCTS - 3.0%
   Cross Timbers Oil Co. ............................          769        14,762
                                                                        --------

FINANCIALS - 13.0%
   BANKS - 9.2%
   Chase Manhattan Corp. ............................          180         8,314
   Firstar Corp. ....................................          180         4,027
   Golden West Financial Corp. ......................          332        17,787
   Washington Mutual, Inc. ..........................          383        15,232
                                                                        --------
                                                                          45,360
                                                                        --------
   DIVERSIFIED FINANCIAL SERVICES - 2.8%
   Stilwell Financial, Inc. .........................          310        13,485
                                                                        --------

   PROPERTY & CASUALTY INSURANCE - 1.0%
   Premark International, Inc. ......................           75         5,081
                                                                        --------

SR&F Disciplined Stock Portfolio Continued
--------------------------------------------------------------------------------
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 11.0%
   HEALTH CARE EQUIPMENT - 5.3%
   Acuson Corp. (a)..................................          266       $ 6,045
   Biomet, Inc. .....................................          405        14,175
   Mallinckrodt, Inc. ...............................          130         5,931
                                                                        --------
                                                                          26,151
                                                                        --------
   HEALTH CARE FACILITIES - 2.2%
   HCA-The Healthcare Corp. .........................          285        10,577
                                                                        --------

   MANAGED HEALTH CARE - 2.9%
   First Health Group Corp. (a)......................          445        14,358
                                                                        --------

   PHARMACEUTICALS - 0.6%
   Bristol-Myers Squibb Co. .........................           50         2,856
                                                                        --------

INDUSTRIALS - 17.9%
   AIRLINES - 2.1%
   AMR Corp. (a).....................................          180         5,884
   Continental Airlines, Inc., Class B (a)...........          100         4,544
                                                                        --------
                                                                          10,428
                                                                        --------
   BUILDING PRODUCTS - 0.5%
   U.S. Industries, Inc. ............................          253         2,509
                                                                        --------

   DATA PROCESSING SERVICES - 0.4%
   The SABRE Group Holdings, Inc. ...................           72         2,091
                                                                        --------

   DIVERSIFIED COMMERCIAL SVCS - 6.8%
   Cendant Corp. (a).................................          250         2,719
   Cintas Corp. .....................................           98         4,247
   Devry, Inc. (a)...................................          236         8,872
   Ecolab, Inc. .....................................          257         9,261
   Pittston Brink's Group............................          540         8,373
                                                                        --------
                                                                          33,472
                                                                        --------
   ELECTRICAL COMPONENTS & EQUIPMENT - 3.0%
   Littlefuse, Inc. (a)..............................          495        14,695
                                                                        --------

   EMPLOYMENT SERVICES - 1.3%
   Spherion Corp. (a)................................          550         6,566
                                                                        --------

   INDUSTRIAL CONGLOMERATES - 2.1%
   Carlisle Cos., Inc. ..............................          242        10,043
                                                                        --------

   OFFICE SERVICES & SUPPLIES - 1.1%
   Reynolds & Reynolds Co. ..........................          280         5,565
                                                                        --------

   TRUCKING - 0.6%
   Hertz Corp., Class A..............................           90         2,858
                                                                        --------

INFORMATION TECHNOLOGY - 13.9%
   COMPUTER HARDWARE - 3.2%
   Compaq Computer Corp. ............................          330         9,101
   International Business Machines Corp. ............           60         6,750
                                                                        --------
                                                                          15,851
                                                                        --------

SR&F Disciplined Stock Portfolio Continued
--------------------------------------------------------------------------------
                                                            SHARES         VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
   COMPUTER STORAGE & PERIPHERALS - 1.5%
   Seagate Technology, Inc. (a)......................          106       $ 7,300
                                                                        --------

   ELECTRONIC EQUIPMENT & INTRUMENTS - 3.9%
   AVX Corp. ........................................          431        11,223
   Arrow Electronics, Inc. (a).......................          239         8,134
                                                                        --------
                                                                          19,357
                                                                        --------
   IT CONSULTING & SERVICES - 2.1%
   Affiliated Computer Services, Inc., Class A (a)...          202        10,065
                                                                        --------

   TELECOMMUNICATIONS EQUIPMENT - 3.2%
   Andrew Corp. (a)..................................          604        15,815
                                                                        --------

MATERIALS - 12.4%
   COMMODITY CHEMICALS - 2.5%
   Imperial Chemical Industries PLC ADR..............          375         8,704
   Millenium Chemicals, Inc. ........................          234         3,468
                                                                        --------
                                                                          12,172
                                                                        --------
   DIVERSIFIED CHEMICALS - 0.8%
   E.I. DuPont De Nemours & Co. .....................          100         4,144
                                                                        --------

   INDUSTRIAL GASES - 2.5%
   Air Products & Chemicals, Inc. ...................          200         7,200
   Praxair, Inc. ....................................          130         4,859
                                                                        --------
                                                                          12,059
                                                                        --------
   SPECIALTY CHEMICALS - 5.4%
   Dexter Corp. .....................................          200        12,500
   OM Group, Inc. ...................................          320        13,938
                                                                        --------
                                                                          26,438
                                                                        --------
   DIVERSIFIED METALS & MINING - 0.6%
   Phelps Dodge Corp. ...............................           66         2,752
                                                                        --------

   FOREST PRODUCTS - 0.6%
   Georgia Pacific Corp. ............................          130         3,055
                                                                        --------

TELECOMMUNICATION SERVICES - 4.4%
   INTEGRATED TELECOM SERVICES - 1.2%
   Verizon Communications............................          125         6,055
                                                                        --------

   WIRELESS TELECOM SERVICES - 3.2%
   Telephone and Data Systems, Inc. .................          143        15,830
                                                                        --------

UTILITIES - 1.9%
   GAS UTILITIES
   El Paso Energy Corp. .............................          150         9,244
                                                                        --------

TOTAL COMMON STOCKS (cost of $332,556) (b)...........                    443,023
                                                                        --------
--------------------------------------------------------------------------------

SR&F Disciplined Stock Portfolio Continued
--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 9.5%                                  PAR         VALUE
--------------------------------------------------------------------------------
   COMMERCIAL PAPER
   Associates Corp. of North America 6.700% (c) 10/2/00   $ 23,845      $ 23,840
   Illinois Power 7.000% (c) 10/2/00.................       23,000        22,996
                                                                        --------
                                                                          46,836
                                                                        --------
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 0.4%...............                      1,865
                                                                        --------
NET ASSETS - 100.0%..................................                   $491,724
                                                                        ========
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a)  Non-income producing.

(b)  Cost for federal income tax purposes is $332,560.

(c)  Rate represents yield at time of purchase.

See notes to financial statements.

SR&F Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 2000
(All amounts in thousands)


ASSETS
Investments at market value (cost $332,556).......                      $443,023
Short-term obligations ...........................                        46,836
                                                                        --------
                                                                         489,859
Cash..............................................       $     4
Receivable for:
  Investments sold................................         8,043
  Dividends.......................................           519           8,566
                                                         -------        --------
   Total Assets...................................                       498,425

LIABILITIES
Investments purchased.............................         6,377
Accrued:
  Management fee..................................           295
  Bookeeping fee..................................             3
  Transfer Agent fee..............................             1
Other.............................................            25
                                                         -------
   Total Liabilities..............................                         6,701
                                                                        --------
NET ASSETS .......................................                      $491,724
                                                                        ========


See notes to financial statements.

SR&F Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 2000
(All amounts in thousands)


INVESTMENT INCOME
Dividends ........................................                       $ 5,024
Interest .........................................                         3,148
                                                                         -------
   Total investment income .......................                         8,172
EXPENSES
Management fee....................................       $ 3,857
Bookkeeping fee...................................            37
Transfer agent fee................................             6
Trustees' fee.....................................            21
Custodian fees....................................            14
Audit fee.........................................            14
Legal fee.........................................            13
Other.............................................             7
                                                         -------
   Total expenses.................................                         3,969
                                                                         -------
Net Investment Income.............................                         4,203
                                                                         -------
REALIZED & UNREALIZED GAIN ON INVESTMENTS
Net realized gain.................................        37,776
Net change in unrealized appreciation or depreciation
   during the period..............................        29,979
                                                         -------
     Net Gain.....................................                        67,755
                                                                         -------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                       $71,958
                                                                         =======


See notes to financial statements.

SR&F Disciplined Stock Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)

                                                      YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                            2000           1999
                                                    ------------     ----------
OPERATIONS
Net investment income.............................     $   4,203      $   8,036
Net realized gain on investments .................        37,776        175,773
Net change in unrealized appreciation/depreciation
   on investments.................................        29,979        (79,229)
                                                       ---------      ---------
   Net Increase in net assets resulting
       from operations............................        71,958        104,580
                                                       ---------      ---------
Transactions in Investors' Beneficial Interest
Contributions.....................................        73,843         54,914
Withdrawals.......................................      (259,657)      (471,065)
                                                       ---------      ---------
   Net decrease from transactions in investors'
     beneficial interest..........................      (185,814)      (416,151)
                                                       ---------      ---------
   Net decrease in net assets.....................      (113,856)      (311,571)

NET ASSETS
Beginning of year.................................       605,580        917,151
                                                       ---------      ---------
End of year.......................................     $ 491,724      $ 605,580
                                                       =========      =========


See notes to financial statements.

Stein Roe Disciplined Stock Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
September 30, 2000
(All amounts in thousands, except per-share data)

ASSETS
Investment in Portfolio, at value................................       $491,553
Other............................................................            117
                                                                        --------
   Total Assets..................................................        491,670
LIABILITIES
Fund shares repurchased..........................................          2,629
Accrued:
   Administration fee............................................             62
   Bookeeping fee................................................              3
   Transfer Agent fee............................................            125
Other............................................................            155
                                                                        --------
   Total Liabilities.............................................          2,974
                                                                        --------
NET ASSETS ......................................................       $488,696
                                                                        ========
Shares outstanding (unlimited number authorized).................         24,291
   Net asset value per share.....................................       $  20.12
                                                                        --------
ANALYSIS OF NET ASSETS
Paid in capital..................................................       $349,023
Undistributed net investment income..............................          1,749
Accumulated net realized gain allocated from Portfolio...........         27,513
Net unrealized appreciation allocated from Portfolio.............        110,411
                                                                        --------
                                                                        $488,696
                                                                        ========


See notes to financial statements.

Stein Roe Disciplined Stock Fund
--------------------------------------------------------------------------------
Statement of Operations
September 30, 2000
(All amounts in thousands)


INVESTMENT INCOME
Dividend income allocated from Portfolio..........                       $ 5,024
Interest income allocated from Portfolio..........                         3,148
                                                                        --------
   Total investment income (net of nonreclaimable
      foreign taxes withheld at source of $100)...                         8,172
EXPENSES
Expenses allocated from Portfolio.................        $ 3,969
Administration fee................................            767
Transfer agent fees...............................          1,252
Bookkeeping fee...................................             36
Trustees' fee.....................................              8
Custodian fees....................................              1
Audit fee.........................................              5
Legal fee.........................................              6
Reports to Shareholders...........................            107
Registration fees.................................             20
Other.............................................             98
                                                          -------
   Net Expenses...................................                         6,269
                                                                        --------
Net Investment Income.............................                         1,903
                                                                        --------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   ALLOCATED FROM PORTFOLIO
Net Realized Gain allocated from Portfolio........         37,779
Net Change in Unrealized Appreciation/Depreciation
   allocated from Portfolio.......................         29,959
                                                         --------
   Net Gain.......................................                        67,738
                                                                        --------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..                      $ 69,641
                                                                        ========


See notes to financial statements.

Stein Roe Disciplined Stock Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)

                                                      YEAR ENDED     YEAR ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                            2000           1999
                                                      ----------     ----------
OPERATIONS:
Net investment income.............................      $  1,903       $  5,406
Net realized gain ................................        37,779        175,641
Net change in unrealized appreciation/depreciation        29,959        (79,109)
                                                        --------       --------
   Net Increase from Operations...................        69,641        101,938
                                                        --------       --------

DISTRIBUTIONS:
Distributions from net investment income..........        (2,854)        (3,888)
Distributions from net realized capital gains.....      (125,872)      (160,356)
                                                        --------       --------
                                                        (128,726)      (164,244)
                                                        --------       --------
SHARE TRANSACTIONS:
Subscriptions to Fund shares......................       125,593        192,348
Value of distributions reinvested.................       120,849        151,993
Redemptions of Fund shares .......................      (292,187)      (600,159)
                                                        --------       --------
                                                         (45,745)      (255,818)
                                                        --------       --------
Net decrease in net assets........................      (104,830)      (318,124)

NET ASSETS
Beginning of period...............................       593,526        911,650
                                                        --------       --------
End of period.....................................       488,696        593,526
                                                        --------       --------

Undistributed Net Investment Income ..............      $  1,749       $  2,853
                                                        ========       ========

ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST
Subscriptions to Fund shares .....................         6,412          8,376
Issued in reinvestment of distributions ..........         7,014          7,459
Redemptions of Fund shares .......................       (15,381)       (26,830)
                                                        --------       --------
                                                          (1,955)       (10,995)
                                                        --------       --------

Shares outstanding at beginning of year...........        26,246         37,241
                                                        --------       --------
Shares outstanding at end of year.................        24,291         26,246
                                                        ========       ========


See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
September 30, 2000


NOTE 1. ACCOUNTING POLICIES
ORGANIZATION
Stein Roe Disciplined Stock Fund (the Fund) is a series of Liberty-Stein Roe Funds Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Disciplined Stock Portfolio (the Portfolio). The Fund may issue an unlimited number of shares.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on February 3, 1997. The Portfolio allocates income, expenses, realized and unrealized gains (losses) to each investor on a daily basis, based on methods approved by the Internal Revenue Service. At September 30, 2000, the Fund owned 99.9% of the Portfolio.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund and Portfolio in their preparation of the financial statements.

Security valuation and transactions
   Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid price.
   Short-term obligations with a maturity of 60 days or less are valued at amortized cost.
   Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.
   Security transactions are accounted for on the date the securities are purchased, sold or mature.
   Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Federal income taxes
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and make distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on methods approved by the Internal Revenue Service.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------
Distributions to shareholders
Distributions to shareholders are recorded on the ex-date.
   The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Other
Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Corporate actions are recorded on the ex-date.

--------------------------------------------------------------------------------
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Stein Roe and Farnham Inc. (the Advisor) is the investment Advisor of the Portfolio and receives a monthly fee as follows:

Average Net Assets    Annual Fee Rate
------------------    ---------------
First $500 million              0.75%
Next $500 million               0.70%
Next $500 million               0.65%

ADMINISTRATIVE FEE
The Advisor also provides accounting and other services to the Fund for a monthly fee as follows:
Average Net Assets    Annual Fee Rate
------------------    ---------------
First $500 million              .150%
Next $500 million               .125%
Next $500 million               .100%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $25,000 for each of the Portfolio and the Fund plus 0.0025% annually of each of the Portfolio's and Fund's average daily net assets over $50 million.

TRANSFER AGENT FEE
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.22% annually of the Fund's average daily net assets and receives reimbursement for certain out of pocket expenses. The Portfolio pays the Transfer Agent a monthly fee equal to $6,000 annually.

OTHER
The Portfolio and Fund pay no compensation to their officers, all of whom are employees of the Advisor.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 3. PORTFOLIO INFORMATION
During the year ended September 30, 2000, purchases and sales of investments, other than short-term obligations, were $175,565,567 and $342,086,562, respectively.
   Unrealized appreciation (depreciation) for the year ended September 30, 2000, based on cost of investments for federal income tax purposes was approximately:
Gross unrealized
   appreciation          $150,385,000
Gross unrealized
   depreciation           (39,922,000)
                         ------------
   Net unrealized
      appreciation       $110,463,000
                         ------------

OTHER
The Portfolio may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
NOTE 4. LINE OF CREDIT
The Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust (the "Trusts") participate in unsecured line of credit agreements provided by the custodian bank consisting of two components. The committed line of credit entitles the Trusts to borrow from the custodian at any time upon notice from a Trust. The uncommitted line of credit permits the Trusts to borrow from the custodian at the custodian's sole discretion. The aggregate borrowings available to the Trusts for the committed and uncommitted lines of credit are $200 million and $100 million, respectively. Borrowings may be made to temporarily finance repurchase of Fund shares. Interest is charged to the trust and, ultimately, the Fund, based on its borrowings. In addition, a commitment fee of 0.10% per annum on the Fund's unused commitment shall be paid quarterly by each Fund based on the relative asset size of the Fund to the Trusts as a whole. The commitment fee is included in other expenses on the Statement of Operations. For the year ended September 30, 2000, the Trusts and Fund had no borrowings under the agreement.

Notes to Financial Statements Continued
--------------------------------------------------------------------------------

NOTE 5. OTHER RELATED PARTY TRANSACTIONS
During the year ended September 30, 2000, the Fund used Alphatrade, a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to Alphatrade during the year were $48,046.

--------------------------------------------------------------------------------
NOTE 6. PLAN OF REORGANIZATION
The Board of Trustees of the Fund has approved a proposal to reorganize the Fund into the Liberty Select Value Fund. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on December 27, 2000. If approved the reorganization is proposed to take place in January, 2001.


Financial Highlights Continued
--------------------------------------------------------------------------------

Disciplined Stock Fund

Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.

                                                                                      YEARS ENDED SEPTEMBER 30,
                                                                    2000          1999          1998          1997           1996
                                                                --------      --------      --------    ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD.........................   $  22.61      $  24.48      $  33.79    $    27.39     $    25.26
                                                                --------      --------      --------    ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss) (a)..........................       0.07          0.17          0.07         (0.06)          0.01
   Net realized and unrealized gain (loss)
      allocated from Portfolio...............................       2.55          2.64         (6.06)         8.57           4.14
                                                                --------      --------      --------    ----------     ----------
      Total from investment operations.......................       2.62          2.81         (5.99)         8.51           4.15
                                                                --------      --------      --------    ----------     ----------
DISTRIBUTIONS
   Net investment income.....................................      (0.11)        (0.11)      --             --              (0.11)
   Net realized capital gains................................      (5.00)        (4.57)        (3.32)        (2.11)         (1.91)
                                                                --------      --------      --------    ----------     ----------
      Total distributions....................................      (5.11)        (4.68)        (3.32)        (2.11)         (2.02)
                                                                --------      --------      --------    ----------     ----------
NET ASSET VALUE, END OF PERIOD...............................   $  20.12      $  22.61      $  24.48    $    33.79     $    27.39
                                                                ========      ========      ========    ==========     ==========
Ratio of net expenses to average net assets..................      1.22%         1.16%(b)      1.13%         1.14%          1.18%
Ratio of net investment income (loss) to average net assets..      0.37%         0.63%(b)      0.21%       (0.17)%          0.03%
Portfolio turnover rate......................................        N/A           N/A           N/A            7%(c)         32%(c)
Total return.................................................     15.38%        13.57%      (19.17)%        33.67%         17.89%
Net assets, end of year (000's)..............................   $488,696      $593,526      $911,650    $1,327,578     $1,158,498

(a) Per share data was calculated using average shares outstanding during the year.

(b) During the year ended September 30, 1999, the Fund experienced a one-time reduction in its expenses of nine basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(c)  Prior to commencement of operations of the Portfolio.

--------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
For the fiscal year ended September 30, 2000, the Fund designates long-term capital gains of $33,646,703.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SR&F Disciplined Stock Portfolio

                                                                  PERIOD ENDED
                                 YEARS ENDED SEPTEMBER 30,       SEPTEMBER 30,
                                 2000      1999       1998              1997(a)
                                 ----      ----       ----       -------------
Ratio of net expenses to
   average net assets.......     0.77%     0.75%(b)   0.73%            0.75%(c)
Ratio of net investment income
   to average net assets....     0.82%     1.04%(b)   0.60%            0.31%(c)
Portfolio turnover rate.....       38%       47%        46%               8%

(a)  From the commencement of operations on February 3, 1997.

(b) During the year ended September 30, 1999, the Portfolio experienced a one-time reduction in its expenses of one basis point as a result of expenses accrued in a prior period. The Portfolio's ratios disclosed above reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.

(c)  Annualized.


                                  22-23 Spread

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Liberty-Stein Roe Funds Investment Trust and SR&F Base Trust and the Shareholders of Stein Roe Disciplined Stock Fund

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Stein Roe Disciplined Stock Fund (the "Fund")(a series of Liberty-Stein Roe Funds Investment Trust) and Stein Roe Disciplined Stock Portfolio (the "Portfolio")(a series of SR&F Base Trust) at September 30, 2000, the results of each of their operations for the year then ended, the changes in each of their net assets and their financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's and the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000 by correspon dence with the custodian, provide a reasonable basis for our opinion. The financial highlights of the Fund and the Portfolio for periods through September 30, 1998 were audited by other independent accountants, whose report dated November 16, 1998 expressed an unqualified opinion on those financial highlights.


PricewaterhouseCoopers LLP
Boston, Massachusetts
November 20, 2000

                                       24

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

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                                       28

Liberty-Stein Roe Funds Investment Trust
--------------------------------------------------------------------------------
TRUSTEES
John A. Bacon Jr. Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Vice President-Corporate Development, General
  Counsel and Secretary, Kellogg Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Joseph R. Palombo
Chairman of the Board of Trustees
  Executive Vice President and Director,
  Colonial Management Associates
Thomas C. Theobald
Managing Partner, William Blair Capital Partners


OFFICERS
Stephen E. Gibson, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Kevin M. Carome, Executive Vice President,
  Assistant Secretary
Joseph R. Palombo, Executive Vice President


AGENTS AND ADVISORS
Stein Roe & Farnham Incorporated
Investment Advisor
Newport Pacific Management Inc.
Subadvisor
State Street Bank and Trust Company
Custodian
Liberty Funds Services, Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Fund and Portfolio
PricewaterhouseCoopers LLP
Independent Accountants

THE STEIN ROE MUTUAL FUNDS

FIXED INCOME FUNDS
Cash Reserves Fund
Municipal Money Market Fund
Intermediate Municipals Fund
Managed Municipals Fund
High-Yield Municipals Fund
Intermediate Bond Fund
Income Fund
High Yield Fund

EQUITY FUNDS
Balanced Fund
Growth & Income Fund
Disciplined Stock Fund
Growth Stock Fund
Young Investor Fund
Midcap Growth Fund
Focus Fund
Capital Opportunities Fund
Small Company Growth Fund

INTERNATIONAL FUNDS
Asia Pacific Fund
International Fund
Small Cap Tiger Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                                   Boston, MA
                                   02205-8900
                               Financial Advisors
                               call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

                         Liberty Funds Distributor, Inc.


                                                                S34-02/212D-0900